Exhibit 99.2

FOR IMMEDIATE RELEASE

Corteva Announces Private Exchange Offers and Consent Solicitations for EIDP’s 2.300% Senior Notes Due 2030, 5.125% Senior Notes Due 2032 and 4.800% Senior Notes Due 2033

INDIANAPOLIS – August 6, 2026 – Corteva, Inc. (NYSE: CTVA) announced today that Vylor Inc., a Delaware corporation and its wholly owned subsidiary (“Vylor”), has commenced private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) any and all of the outstanding senior notes of the series listed in the table below issued by EIDP, Inc., a Delaware corporation and a wholly owned subsidiary of Corteva (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by eligible holders, for a corresponding series of notes to be newly issued by Vylor (collectively, the “Vylor Notes”). As previously disclosed, Corteva’s Board of Directors is pursuing a plan to separate Corteva into two independent, publicly traded companies, one comprising its current crop protection business and the other comprising its current seed business to be owned and conducted, directly or indirectly, by Vylor (the “Separation”). The Exchange Offers and Consent Solicitations (as defined below) are being made in connection with the planned Separation. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, consummation of the Separation and the receipt, by the applicable Early Tender Deadline (as defined below), of the Requisite Consents (as defined below) to the Proposed EIDP Base Indenture Amendments (as defined below). The Separation is subject to the satisfaction or waiver of certain customary conditions, and Corteva’s Board of Directors has the discretion to abandon or to alter the terms of the planned Separation. As publicly announced by Corteva on July 30, 2026, the Separation is currently expected to be consummated on or about October 1, 2026, subject to satisfaction or waiver of the conditions thereto.

The Exchange Offers and Consent Solicitations are being made upon the terms and conditions set forth in an exchange offer memorandum and consent solicitation statement, dated August 6, 2026 (the “Offering Memorandum”), copies of which will be made available to holders of the EIDP Notes eligible to participate in the Exchange Offers and Consent Solicitations.

The Vylor Notes will have the same interest payment dates, maturity date and interest rate as the EIDP Notes of the corresponding series. In addition to the Vylor Notes, eligible holders of EIDP Notes tendered by the applicable Early Tender Deadline and not validly withdrawn before the applicable Withdrawal Deadline (as defined below) will also receive the applicable Cash Consideration (as defined below). The following table sets forth the applicable Total Exchange Consideration (as defined below), which includes the Cash Consideration, and the applicable Exchange Consideration (as defined below) being offered for a series of EIDP Notes:

				Total Exchange Consideration for EIDP Notes Validly Tendered by the Early Tender Deadline and Not Validly Withdrawn by the Withdrawal Deadline		Exchange Consideration for EIDP Notes Validly Tendered After the Early Tender Deadline
Title of Series of EIDP Notes	CUSIP No. and ISIN of EIDP Notes	Aggregate Principal Amount of EIDP Notes Outstanding	Vylor Notes to be Issued in Exchange for EIDP Notes	Principal Amount of Vylor Notes (1)	Cash Consideration (2)	Principal Amount of Vylor Notes (3)
2.300% Senior Notes due 2030	263534CP2 US263534CP24	$500,000,000	2.300% Senior Notes due 2030	$1,000	$2.50 to $5.00	$970
5.125% Senior Notes due 2032	263534CS6 US263534CS62	$500,000,000	5.125% Senior Notes due 2032	$1,000	$2.50 to $5.00	$970
4.800% Senior Notes due 2033	263534CR8 US263534CR89	$600,000,000	4.800% Senior Notes due 2033	$1,000	$2.50 to $5.00	$970

(1)

Principal amount of the applicable series of Vylor Notes issued in exchange for each $1,000 principal amount of EIDP Notes of the corresponding series validly tendered by the applicable Early Tender Deadline and not validly withdrawn by the applicable Withdrawal Deadline and accepted for exchange.

(2)

Per $1,000 principal amount of the applicable series of EIDP Notes validly tendered by the applicable Early Tender Deadline and not validly withdrawn by the applicable Withdrawal Deadline and accepted for exchange, the applicable Cash Consideration will be an amount equal to the product of $2.50 multiplied by a fraction, the numerator of which is the aggregate principal amount of such series of EIDP Notes outstanding as of such Early Tender Deadline and the denominator of which is the aggregate principal amount of such series of EIDP Notes validly tendered by such Early Tender Deadline and not validly withdrawn by the applicable Withdrawal Deadline. As a result, the applicable Cash Consideration for a series of EIDP Notes will range from $2.50 per $1,000 principal amount (if all eligible holders of such series of EIDP Notes tender) to approximately $5.00 per $1,000 principal amount (if eligible holders of a simple majority of the aggregate principal amount of such series of EIDP Notes tender).

(3)

The applicable Exchange Consideration does not include, and eligible holders tendering after the applicable Early Tender Deadline will not be eligible to receive, any Cash Consideration. The applicable Exchange Consideration involves the issuance of $970 principal amount of the applicable series of Vylor Notes, as opposed to $1,000 principal amount of such Vylor Notes, for each $1,000 principal amount of EIDP Notes of the corresponding series validly tendered after the applicable Early Tender Deadline and accepted for exchange.

Concurrently with the Exchange Offers, Vylor is soliciting consents (with respect to the EIDP Base Indenture (as defined below) and the applicable EIDP Supplemental Indenture (as defined below) governing a series of EIDP Notes, a “Consent Solicitation” and together, the “Consent Solicitations”) from eligible holders of EIDP Notes, on behalf of EIDP, to adopt certain proposed amendments to the base indenture (the “EIDP Base Indenture”) and the supplemental indentures thereto (each, an “EIDP Supplemental Indenture”) governing the EIDP Notes. The proposed amendments to the EIDP Base Indenture (the “Proposed EIDP Base Indenture Amendments”) would eliminate substantially all of the restrictive covenants and events of default (other than payment-related and bankruptcy-related events of default) from the EIDP Base Indenture. Approval of the Proposed EIDP Base Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of all the EIDP Notes, voting as a single class (the “Requisite Consents”). The Exchange Offers are conditioned upon, among other things, receipt, by the applicable Early Tender Deadline, of the Requisite Consents to the Proposed EIDP Base Indenture Amendments. The proposed amendments with respect to each EIDP Supplemental Indenture (the “Proposed EIDP Supplemental Indenture Amendments” and, together with the Proposed EIDP Base Amendments, the “Proposed Amendments”) would eliminate the offer to repurchase upon change of control provisions from the applicable EIDP Supplemental Indenture. Approval of the Proposed EIDP Supplemental Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of the applicable series of EIDP Notes (the “Majority Consents”). The Exchange Offers are not conditioned upon the receipt of the Majority Consents with respect to any EIDP Supplemental Indenture. When an eligible holder validly tenders their EIDP Notes in the applicable Exchange Offer, they are automatically treated as having validly delivered the related consents to the Proposed Amendments with respect to such EIDP Notes. Eligible holders will not be permitted to tender their EIDP Notes without delivering related consents or to deliver related consents without tendering their EIDP Notes.

Each Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on September 3, 2026, unless extended or earlier terminated (such date and time, as they may be extended, the “Expiration Date”). Tenders of a series of EIDP Notes may be validly withdrawn at or prior to 5:00 p.m., New York City time, on August 19, 2026, unless extended or earlier terminated with respect to the applicable Exchange Offer (such date and time, as they may be extended, the “Withdrawal Deadline”), but tenders of such EIDP Notes not so validly withdrawn will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law. A valid withdrawal of the applicable series of EIDP Notes at or prior to 5:00 p.m., New York City time, on August 19, 2026 (such date and time, as they may be extended to any date and time that is no later than the Withdrawal Deadline, the “Consent Revocation Deadline”) will also constitute the revocation of the related consents. With respect to a series of EIDP Notes, consents may not be revoked after the applicable Consent Revocation Deadline. Vylor reserves the right to terminate, withdraw, amend or extend an Exchange Offer and Consent Solicitation in its sole discretion, subject to the terms and conditions set forth in the Offering Memorandum.

Subject to the terms and conditions set forth in the Offering Memorandum, for each $1,000 principal amount of the applicable series of EIDP Notes validly tendered in the applicable Exchange Offer by 5:00 p.m., New York City time, on August 19, 2026, unless extended or earlier terminated with respect to the applicable Exchange Offer and Consent Solicitation (such date and time, as they may be extended, the “Early Tender Deadline”), and not validly withdrawn by the applicable Withdrawal Deadline, each eligible holder of EIDP Notes will be eligible to receive (i) Vylor Notes of the corresponding series in an equal principal amount as such series of EIDP Notes tendered and accepted for exchange and (ii) a cash payment of an amount equal to the product of $2.50 multiplied by a fraction, the numerator of which is the aggregate principal amount of such series of EIDP Notes outstanding as of the applicable Early Tender Deadline and the denominator of which is the aggregate principal amount of such series of EIDP Notes validly tendered by such Early Tender Deadline and not validly withdrawn by the applicable Withdrawal Deadline (the “Cash Consideration” and, together with such amount of Vylor Notes, the “Total Exchange Consideration”). As a result, the applicable Cash Consideration for a series of EIDP Notes will range from $2.50 per $1,000 principal amount (if all eligible holders of such series of EIDP Notes tender) to approximately $5.00 per $1,000 principal amount (if eligible holders of a simple majority of the aggregate principal amount of such series of EIDP Notes tender).

Eligible holders who validly tender their EIDP Notes after the applicable Early Tender Deadline but on or prior to the Expiration Date will be eligible to receive $970 principal amount of the applicable series of Vylor Notes per $1,000 principal amount of the corresponding series of EIDP Notes validly tendered (the “Exchange Consideration”) but no Cash Consideration.

In addition, all eligible holders whose EIDP Notes are validly tendered and accepted for exchange in the Exchange Offers and Consent Solicitations will receive a cash payment equal to the accrued and unpaid interest on their EIDP Notes accepted for exchange from the last interest payment date of the applicable EIDP Notes preceding the Settlement Date up to, but excluding, the Settlement Date.

Assuming the conditions to the Exchange Offers and Consent Solicitations are satisfied or (to the extent permitted) waived, settlement of the Exchange Offers is expected to occur on or about the second business day following the Expiration Date and substantially simultaneously with the consummation of the Separation, unless Vylor extends or terminates the Exchange Offers (such date and time, as the same may be extended, the “Settlement Date”). Accordingly, Vylor may, in its discretion, extend each of the Expiration Date and the Settlement Date as necessary to maintain such sequencing. Interest on the applicable series of Vylor Notes issued in the related Exchange Offer will accrue from (and including) the Issue Date (the date on which such Vylor Notes are issued in exchange for the corresponding series of EIDP Notes).

The Vylor Notes to be issued in the Exchange Offers will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No tender of EIDP Notes of any series will be accepted if it would result in the issuance of less than $2,000 principal amount of the corresponding series of Vylor Notes. If the principal amount of the applicable series of Vylor Notes that would otherwise be required to be delivered in exchange for a tender of the corresponding series of EIDP Notes would not equal $2,000 or an integral multiple of $1,000 in excess thereof, then the principal amount of such Vylor Notes will be rounded down to $2,000 or the nearest integral multiple of $1,000 in excess thereof, and Vylor will pay cash (in lieu of such Vylor Notes not delivered) equal to the remaining portion of the applicable Exchange Consideration for such corresponding series of EIDP Notes plus accrued and unpaid interest with respect to that portion to, but not including, the Settlement Date.

Vylor’s obligation to accept and exchange any EIDP Notes validly tendered pursuant to the applicable Exchange Offer is subject to, and conditioned upon, the satisfaction or (to the extent permitted) waiver of certain conditions as set forth in the Offering Memorandum. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, (i) the consummation of the Separation and (ii) the receipt, by the applicable Early Tender Deadline, of the Requisite Consents to adopt the Proposed EIDP Base Indenture Amendments. Receipt of the Majority Consents to adopt the Proposed EIDP Supplemental Indenture Amendments is not a condition to the consummation of any of the Exchange Offers and Consent Solicitations. Other than the Separation (without the consummation of which the Exchange Offers and Consent Solicitations will not be consummated, neither the applicable Exchange Consideration nor the applicable Total Exchange Consideration will be delivered, and the Proposed Amendments contemplated by the Consent Solicitations will not become effective), Vylor may generally waive any condition with respect to the Exchange Offers and Consent Solicitations, in its sole discretion, at any time prior to the Expiration Date.

The Exchange Offers and Consent Solicitations are being made only to holders of EIDP Notes who satisfy the eligibility conditions described under “Disclaimer” below. Holders of EIDP Notes who desire a copy of the eligibility letter should contact D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations, by phone at (800) 283-9185 or by email at vylor@dfking.com. Banks and brokers should call (646) 461-2610. The eligibility letter may also be found here: www.dfking.com/vylor. D.F. King & Co., Inc. will also provide copies of the Offering Memorandum to eligible holders of EIDP Notes.

Holders of EIDP Notes are advised to check with any bank, securities broker or other intermediary through which they hold EIDP Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers and Consent Solicitations before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

Disclaimer

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”). This press release is neither an offer to sell nor the solicitation of an offer to buy the Vylor Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers and Consent Solicitations have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and, accordingly, the Vylor Notes will be subject to transfer restrictions unless and until the Vylor Notes are registered or exchanged for registered notes. The Vylor Notes will be issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The Exchange Offers and Consent Solicitations are being made only to, and the Vylor Notes will be offered for exchange only to, holders of EIDP Notes who are (i) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and (ii) outside the United States, persons who are not, and who are not acting for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act) in compliance with Regulation S under the Securities Act. The Vylor Notes will not be offered or sold in the United States or to U.S. persons (as defined in Rule 902 under the Securities Act) unless the transaction is registered under the Securities Act, an exemption from the registration requirements of the Securities Act is available or the transaction is not subject to registration under the Securities Act.

The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to holders of EIDP Notes who confirm that they are within the categories of eligible participants in the Exchange Offers and Consent Solicitations. None of Vylor, its directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, the trustees for the Vylor Notes or the EIDP Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their EIDP Notes in the Exchange Offers or deliver related consents to the Proposed Amendments in the Consent Solicitations.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Offering Memorandum. The Exchange Offers and Consent Solicitations are only being made pursuant to the Offering Memorandum. The Exchange Offers and Consent Solicitations are not being made to holders of EIDP Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS REGISTERED, RECOMMENDED OR APPROVED OF THE VYLOR NOTES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a global pure-play agriculture company that combines industry-leading innovation, high-touch customer engagement and operational execution to profitably deliver solutions for the world’s most pressing agriculture challenges. Corteva generates advantaged market preference through its unique distribution strategy, together with its balanced and globally diverse mix of seed, crop protection, and digital products and services. With some of the most recognized brands in agriculture and a technology pipeline well positioned to drive growth, the company is committed to maximizing productivity for farmers, while working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. More information can be found at www.corteva.com.

Cautionary Statement on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws about the Company, Vylor, EIDP, the Exchange Offers and Consent Solicitations and the Separation, including but not limited to all statements about the timing and consummation of the Exchange Offers and Consent Solicitations and the Separation, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current assumptions regarding future business and financial performance and, by their nature, address matters that are uncertain to different degrees. You can identify forward-looking statements by the use of words such as “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook” or other words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, the risk: (i) that general economic and capital markets conditions may adversely affect the Exchange Offers and Consent Solicitations or the Separation; (ii) that the conditions to the Exchange Offers and Consent Solicitations or the Separation, including the receipt of the Requisite Consents, may not be satisfied or waived; (iii) that any event, change or other circumstance could give rise to the termination of the Exchange Offers and Consent Solicitations and/or the Separation; (iv) of the effects that any termination of the Separation may have on the Company or its subsidiaries; (v) that legal proceedings may be instituted related to the Separation or otherwise; (vi) of unexpected costs, charges or expenses; and (vii) of other risks and uncertainties described in the Company’s and EIDP’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” (Item 1A) in the Company’s most recently filed Annual Report on Form 10-K and in the Company’s subsequent Quarterly Reports on Form 10-Q, and in other documents that the Company or EIDP files or furnishes with the SEC. Neither the Company nor EIDP undertakes any obligation to update or revise any forward-looking statement, except as required by applicable law.

Corteva Contacts:

Media Relations Contact:

Bethany Shively

804-866-2377

bethany.shively@corteva.com

Investor Relations Contact:

Kim Booth

302-485-3190

kimberly.a.booth@corteva.com